Exhibit 99.1

WisdomTree Extends Limited Duration Stockholder Rights Plan

Stockholders to Vote on Extension of Rights Plan at 2024 Annual Meeting

NEW YORK (BUSINESS WIRE) March 18, 2024 — WisdomTree, Inc. (NYSE: WT) (“WisdomTree” or the “Company”), a global financial innovator, today announced that its Board of Directors (the “Board”) unanimously voted to extend its existing limited duration stockholder rights plan, as amended (the “rights plan”).

The rights plan was overwhelmingly approved by the Company’s stockholders at its 2023 Annual Meeting, and the extension of the rights plan reflects the Board’s continued commitment to safeguard the interests of all stockholders in the face of activism concerns, as described in the Board’s response to the most recent demands of WisdomTree stockholder ETFS Capital Limited, and potential opportunistic attempts by a single stockholder or group of stockholders to obtain control of the Company without paying a control premium. The rights plan is designed to ensure that stockholders receive fair and equal treatment in any proposed takeover of the Company and to enable them to realize the long-term value of their investment in WisdomTree.

The rights plan provides several recognized stockholder protections, including the following:

•	The rights plan, as amended, will automatically expire on the day after the Company’s 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”), unless approved by stockholders at the 2024 Annual Meeting, in which case it will expire in one year, on March 17, 2025;

•	The rights will be exercisable only if any person (or any persons acting as a group) acquires 10% (or 20% in the case of a passive stockholder, i.e., a stockholder that is entitled to file, and files, or has filed with the SEC, a statement on Schedule 13G) or more of the Company’s outstanding common stock;

•	The rights plan has an exception for offers made for all shares of the Company that treat all stockholders equally, including a qualifying offer clause that provides stockholders the ability to call a special meeting for purposes of exempting a “qualifying offer”;

•	The rights plan does not contain any dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors to redeem the rights; and

•	The rights plan does not preclude the Board from considering an offer that recognizes the full value of the Company.

Additional Information on Stockholder Rights Plan

Initially, the rights are not exercisable and trade with the shares of WisdomTree common stock and Series A Preferred Stock. The rights generally will become exercisable if a person or group becomes an “acquiring person” by acquiring 10% (or 20% in the case of passive stockholders) or more of the common stock of WisdomTree (which includes stock subject to a derivative transaction or an acquired derivative security) or if a person or group commences a tender offer that could result in that person or group becoming an “acquiring person.” If a person or group becomes an “acquiring person,” each holder of a right (other than the acquiring person) would be entitled to purchase, at the then-current exercise price, such number of shares of common stock (or, subject to the terms of the rights plan, shares of preferred stock that are equivalent to shares of WisdomTree common stock) having a value of twice the exercise price of the right. If WisdomTree is acquired in a merger or other business combination transaction after any such event, each holder of a right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value of twice the exercise price of the right.

A person or group who beneficially owned 10% or more (or 20% or more in the case of passive stockholders) of WisdomTree’s outstanding common stock prior to the first public announcement by WisdomTree of the adoption of the rights plan on March 17, 2023 will not trigger the rights plan so long as they do not acquire beneficial ownership of any additional shares of common stock at a time when they still beneficially own 10% or more (or 20% or more in the case of passive stockholders) of such common stock, subject to certain exceptions as set forth in the rights plan.

The rights plan, as amended, will expire on the day after the 2024 Annual Meeting, unless approved by stockholders at the 2024 Annual Meeting, in which case it will expire in one year, on March 17, 2025. The date of the 2024 Annual Meeting has not yet been announced. The rights plan contains a qualifying offer clause that provides stockholders the ability to call a special meeting for purposes of exempting a “qualifying offer.”

Further details about the rights plan are contained in Current Reports on Form 8-K and in a Registration Statement on Form 8-A and amendments thereto that WisdomTree has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

BofA Securities is serving as financial advisor, and Paul Hastings LLP is serving as legal counsel to WisdomTree. Innisfree M&A is serving as proxy solicitor and H/Advisors Abernathy is serving as strategic communications advisor.

About WisdomTree

WisdomTree is a global financial innovator, offering a well-diversified suite of exchange-traded products (ETPs), models, solutions and products leveraging blockchain-enabled technology. We empower investors and consumers to shape their future and support financial professionals to better serve their clients and grow their businesses. WisdomTree is leveraging the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing and have launched next-generation digital products, services and structures, including digital or blockchain-enabled mutual funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime™.*

*The WisdomTree Prime digital wallet and digital asset services are made available through WisdomTree Digital Movement, Inc. (NMLS ID: 2372500) in select U.S. jurisdictions and may be limited where prohibited by law. Visit https://www.wisdomtreeprime.com or the WisdomTree Prime mobile app for more information.

WisdomTree currently has approximately $105.7 billion in assets under management globally.

For more information about WisdomTree and WisdomTree Prime™, visit: https://www.wisdomtree.com.

Please visit us on X, formerly known as Twitter, at @WisdomTreeNews.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

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Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the anticipated benefits and expected consequences of the rights plan, as amended, that WisdomTree has adopted. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the effectiveness of the rights plan in providing the Board of Directors with time to make informed decisions that are in the best long-term interests of WisdomTree and its stockholders, and other risk factors discussed from time to time in its filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on February 23, 2024, and in subsequent reports filed with or furnished to the SEC. WisdomTree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

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Investor Relations

WisdomTree, Inc.
Jeremy Campbell
+1.646.522.2602
Jeremy.Campbell@wisdomtree.com

or

Innisfree M&A Incorporated
Scott Winter / Jonathan Salzberger
+1.212.750.5833
swinter@innisfreema.com / jsalzberger@innisfreema.com

Media Relations
WisdomTree, Inc.
Jessica Zaloom
+1.917.267.3735
jzaloom@wisdomtree.com / wisdomtree@fullyvested.com

or

H/Advisors Abernathy

Tom Johnson / Dana Gorman

+1.212.371.5999

tom.johnson@h-advisors.global / dana.gorman@h-advisors.global

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